    As filed with the Securities and Exchange Commission on January 4, 2002.

                                                    Registration No. 333-_______
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                                SULZER MEDICA LTD
             (Exact name of registrant as specified in its charter)


          SWITZERLAND                                      NOT APPLICABLE
 (State or other jurisdiction of                          (I.R.S. Employer
  incorporation or organization)                         Identification No.)

    World Trade Center Zurich
         CH-8050 Zurich
          Switzerland                                      NOT APPLICABLE
 (Address of Principal Executive Offices)                    (Zip Code)


                      SULZER MEDICA 2001 STOCK OPTION PLAN
                            (Full title of the plan)

                                SULZER MEDICA LTD
                        3 EAST GREENWAY PLAZA, SUITE 1600
                            HOUSTON, TEXAS 77046-0391
                            ATTENTION: DAVID S. WISE
                     (Name and address of agent for service)

                                  713/561-6300
          (Telephone number, including area code, of agent for service)

                                   Copy to:

                           FULBRIGHT & JAWORSKI L.L.P.
                            1301 MCKINNEY, SUITE 5100
                              HOUSTON, TEXAS 77010
                                  713/651-5151
                           ATTENTION: LAURA J. MCMAHON

                            ------------------------

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

                         CALCULATION OF REGISTRATION FEE

============================================================================================================================
                                                           PROPOSED MAXIMUM          PROPOSED MAXIMUM          AMOUNT OF
    TITLE OF SECURITIES TO BE           AMOUNT TO         OFFERING PRICE PER        AGGREGATE OFFERING       REGISTRATION
            REGISTERED                BE REGISTERED            SHARE(1)                  PRICE(1)                 FEE
----------------------------------------------------------------------------------------------------------------------------
American Depositary Shares ("ADSs")
and each 1/10th of a registered
share, par value CHF 30 per
registered share, underlying
such ADSs                              1,450,000(2)              $4.425                 $6,416,250.00          $ 1,534.00
============================================================================================================================

(1) Estimated in accordance with Rule 457(c) and (h) solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices of the ADSs as reported by the New York Stock Exchange on January 2, 2002.

(2) Includes an indeterminable number of ADSs (and registered shares underlying such ADSs) issuable as a result of the anti-dilution provisions of the Sulzer Medica 2001 Stock Option Plan.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         a. The following documents are hereby incorporated by reference in this Registration Statement:

         (i) the description of American Depositary Shares of the Registrant contained in the Registration Statement on Form F-6, as amended (Registration No. 333-7086), and the Registration Statement on Form 8-A of the Registrant, filed with the Securities and Exchange Commission on June 18, 1997, including any amendment thereto or report filed for the purpose of updating such description;

         (ii) the Registrant's Report on Form 20-F for the year ended December 31, 2000, filed with the Securities and Exchange Commission on June 18, 2001;

         (iii) the Registrant's Report on Form 6-K for the month of March 2001, filed with the Securities and Exchange Commission on March 26, 2001;

         (iv) the Registrant's Report on Form 6-K for the month of March 2001, filed with the Securities and Exchange Commission on March 28, 2000;

         (v) the Registrant's Report on Form 6-K for the month of May 2001, filed with the Securities and Exchange Commission on May 9, 2001;

         (vi) the Registrant's Report on Form 6-K for the month of May 2001, filed with the Securities and Exchange Commission on May 23, 2001;

         (vii) the Registrant's Report on Form 6-K for the month of June 2001, filed with the Securities and Exchange Commission on June 4, 2001;

         (viii) the Registrant's Report on Form 6-K for the month of July 2001, filed with the Securities and Exchange Commission on July 11, 2001;

         (ix) the Registrant's Report on Form 6-K for the month of August 2001, filed with the Securities and Exchange Commission on August 16, 2001; and

         (x) the Registrant's Report on Form 6-K for the month of September 2001, filed with the Securities and Exchange Commission on September 20, 2001.

         (xi) the Registrant's Report on Form 6-K for the month of November 2001, filed with the Securities and Exchange Commission on November 14, 2001.

         b. All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of the filing hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. The Registrant may incorporate such Reports on Form 6-K by identifying in such Reports on Form 6-K that they are being incorporated by reference into this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Not applicable.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         3.1     -- Articles of Association (English translation included) of the Registrant, as amended (incorporated by reference to Exhibit 1 to Registrant's Annual Report on Form 20-F for the year ended December 31, 1998).

         3.2     -- Organizational Regulations (English translation included)
                    of the Registrant, as amended (incorporated by reference to Exhibit 3.2 to Amendment No. 2 to Registrant's Registration Statement on Form F-1 (Registration No. 333-7068)).

         4.1     -- Specimen Registered Share of the Registrant (incorporated by reference to Exhibit 4.2 to Amendment No. 2 to the Registrant's Registration Statement on Form F-1 (Registration No. 333-7068)).

         4.2     -- Form of Deposit Agreement among Sulzer Medica Ltd.,
                    Citibank, N.A., as Depositary, and holders from time to time of American Depositary Receipts issued thereunder, including the form of the American Depositary Receipt attached thereto as Exhibit A (incorporated by reference to Exhibit (A) to Amendment No. 1 to the Registrant's Registration Statement on Form F-6 (Registration No. 333-7086)).

        *4.3     -- Sulzer Medica 2001 Stock Option Plan (as amended).

       *23.1     -- Consent of PricewaterhouseCoopers AG, independent
                    accountants.

       *24.1     -- Powers of Attorney (contained on page II-5).

-----------------
* Filed herewith.

ITEM 9. UNDERTAKINGS.

                  The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

         Provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference in this Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, Texas, on the 2nd day of January, 2002.

                                       SULZER MEDICA LTD


                                       By: /s/ DAVID WISE
                                          --------------------------------------
                                          David Wise
                                          Authorized Representative


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Stephan Rietiker, President and Chief Executive Officer of the Registrant, and David S. Wise, Group Vice President and General Counsel of Sulzer Medica USA Inc., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same and all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                     Signature                                     Title                                     Date
                     ---------                                     -----                                     ----


/s/ STEPHAN RIETIKER                             President and Chief Executive Officer                  January 2, 2002
---------------------------------------------    (Principal Executive Officer)
Stephan Rietiker




/s/ URS KAMBER                                   Chief Financial Officer                                January 2, 2002
---------------------------------------------
Urs Kamber



/s/ STEFFEN GAY                                  Director                                               January 2, 2002
---------------------------------------------
Steffen Gay



/s/ MAX LINK                                     Director                                               January 2, 2002
---------------------------------------------
Max Link



/s/ LARRY L. MATHIS                              Director                                               January 2, 2002
---------------------------------------------
Larry L. Mathis



/s/ DAVID WISE                                   Authorized Representative in the United States         January 2, 2002
---------------------------------------------
David Wise

                                  EXHIBIT INDEX

EXHIBIT NUMBER                                                   DESCRIPTION

    3.1                 Articles  of  Association  (English  translation  included)  of  the  Registrant,  as  amended
                        (incorporated  by reference to Exhibit 1 to  Registrant's  Annual  Report on Form 20-F for the
                        year ended December 31, 1998).

    3.2                 Organizational  Regulations  (English  translation  included)  of the  Registrant,  as amended
                        (incorporated  by  reference to Exhibit 3.2 to Amendment  No. 2 to  Registrant's  Registration
                        Statement on Form F-1 (Registration No. 333-7068)).

    4.1                 Specimen  Registered  Share of the  Registrant  (incorporated  by  reference to Exhibit 4.2 to
                        Amendment  No. 2 to the  Registrant's  Registration  Statement on Form F-1  (Registration  No.
                        333-7068)).

    4.2                 Form of Deposit  Agreement  among Sulzer  Medica Ltd.,  Citibank,  N.A.,  as  Depositary,  and
                        holders from time to time of American  Depositary  Receipts issued  thereunder,  including the form of the  American  Depositary  Receipt  attached  thereto  as Exhibit A  (incorporated  by reference  to Exhibit (A) to Amendment  No. 1 to the  Registrant's  Registration  Statement on
                        Form F-6 (Registration No. 333-7086)).

   *4.3                 Sulzer Medica 2001 Stock Option Plan (as amended).

*  23.1                 Consent of PricewaterhouseCoopers AG, independent accountants.

*  24.1                 Powers of Attorney (contained on page II-5).


---------------------

* Filed herewith